HSBC INVESTOR LIFELINE FUNDS
                 HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND

                         SUPPLEMENT DATED JUNE 13, 2007
                                       TO
                       THE LIFELINE FUNDS PROSPECTUS DATED
                 FEBRUARY 28, 2007, AND AS SUPPLEMENTED TO DATE

            On June 12, 2007, the Board of Trustees approved a proposal to reorganize HSBC Investor Conservative Income Strategy Fund ("Income Fund") into HSBC Investor Conservative Growth Strategy Fund ("Growth Fund"). The Board determined that the reorganization would be in the best interest of the shareholders of each Fund, and ordered that the proposal to implement the reorganization be submitted for approval by Income Fund's shareholders at a special shareholder meeting scheduled to be held on September 10, 2007. If approved by shareholders, the closing of the reorganization is expected to take place on or about September 28, 2007. There can be no assurance that the reorganization will be approved or, if approved, consummated.

            The proposed reorganization is expected to be a tax-free reorganization transaction for Federal income tax purposes, which means that neither the Funds nor the shareholders would recognize any gain or loss for Federal income tax purposes as a direct result of the reorganization. Upon the closing of the reorganization, the Income Fund would be permanently closed and terminated, and shareholders of the Income Fund would become shareholders of the Growth Fund holding shares of the same class, and having the same value, as their Income Fund shares immediately prior to the reorganization.

            Shareholders of the Conservative Income Strategy Fund as of the close of business on the record date set by the Board (July 27, 2007) will receive a Proxy Statement/Prospectus describing the proposed reorganization and the Board's considerations in recommending that shareholders approve the reorganization.




        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE